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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



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                                    FORM 8-K



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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 6, 1997
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                            TRAK AUTO CORPORATION
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           (Exact name of registrant as specified in its charter)

          Delaware                    0-12202                  52-1281465
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(State or other jurisdiction        (Commission             (I.R.S. Employer
       of incorporation)            File Number)           Identification No.)

     3300 75th Avenue, Landover, Maryland                       20785
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   (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code (301) 731-1200
                                                   -----------------------------

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       (Former name or former address, if changed since last report).



         The exhibit index appears on page 2.



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Item 5.           Other Events

                  On October 6, 1997, Trak Auto Corporation and its wholly owned subsidiaries Trak Corporation D/B/A Trak Auto Corporation and Super Trak Corporation (collectively, "Trak") entered into a Purchase Agreement (the "Purchase Agreement") with CSK Auto, Inc. ("CSK") pursuant to which Trak has agreed to convey to CSK the assets (including Inventory, Leases and Fixtures (as described in the Purchase Agreement)) relating to the business (the "Business") conducted by Trak in its retail discount auto parts stores in the Los Angeles, California metropolitan area (the "Transaction"). After the closing of the Transaction, Trak will be precluded from engaging in the sale of automobile parts through retail or commercial outlets located in Southern California for a period of three years.

                  CSK will pay Trak an aggregate cash purchase price of $38,000,000 subject to a downward adjustment to the extent that the "Inventory Value" (determined in accordance with Schedule D to the Purchase Agreement) of the conveyed assets falls below $37,000,000. Trak will retain and CSK will not assume any liabilities or obligations of Trak with respect to the Business or Acquired Assets in existence as of the Closing.

                  The Transaction, which was unanimously approved by the Boards of Directors of Trak, is expected to close on or about December 8, 1997, provided that all conditions to the consummation of the Transaction, including obtaining applicable regulatory approvals, are met or waived.

         The Purchase Agreement and the press release, dated October 6, 1997, issued in connection therewith are filed as exhibits 99.1 and 99.2, respectively, to this report and are incorporated herein by reference. The description of the Purchase Agreement and Transaction set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the Purchase Agreement.


Item 7.           Financial Statements and Exhibits

         Exhibit 99.1               Asset Purchase Agreement entered into as of October 6, 1997 among CSK Auto, Inc., Trak Auto
                                    Corporation, Trak Corporation D/B/A Trak Auto Corporation and Super Trak Corporation

         Exhibit 99.2               Press release, dated October 6, 1997, of Trak Auto Corporation



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TRAK AUTO CORPORATION



                                          By:      /s/David B. MacGlashan
                                                   -----------------------------
                                          Name:    David B. MacGlashan
                                          Title:   Chief Financial Officer and
                                                   Senior Vice President


Date:  October 22, 1997




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                             TRAK AUTO CORPORATION

                                    Form 8-K

                                 Exhibit Index


         Exhibit 99.1               Asset Purchase Agreement entered into as of October 6, 1997 among CSK Auto, Inc., Trak Auto
                                    Corporation, Trak Corporation D/B/A Trak Auto Corporation and Super Trak Corporation

         Exhibit 99.2               Press release, dated October 6, 1997, of Trak Auto Corporation





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